HUB GROUP, INC.
                          HUB CITY TERMINALS, INC.
                       AMENDMENT TO CREDIT AGREEMENT



Harris Trust and Savings Bank                  LaSalle Bank National Association
Chicago, Illinois                              Chicago, Illinois

U.S. Bank National Association                 National City Bank
Des Plaines, Illinois                          Cleveland, Ohio

Firstar Bank, N.A.
Milwaukee, Wisconsin

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of April 30, 1999 (the "Credit Agreement"), as amended and currently in effect, by and among Hub Group, Inc. (the "Public Hub Company"), Hub City Terminals, Inc. for itself and as successor by merger to Hub Holdings, Inc. ("Hub Chicago"; together with the Public Hub Company, the "Borrowers") and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrowers have requested that the Lenders waive the Hub Group's non-compliance with certain financial covenants for the fiscal quarter ending June 30, 2002 and the Lenders are willing to do so under the terms and conditions set forth in this amendment (herein, the "Amendment").

1.       WAIVERS.

         The Borrowers have informed the Lenders that the Hub Group was in default of their obligations under Section 7.8 of the Credit Agreement (Fixed Charge Coverage Ratio) for the fiscal quarter ending June 30, 2002,
Section 7.9 of the Credit Agreement (Minimum EBITDAM) for the fiscal quarter ending June 30, 2002 and Section 7.10 of the Credit Agreement (Cash Flow Leverage Ratio) for the fiscal quarter ending June 30, 2002 (collectively, the "Existing Defaults"). In accordance with the request of the Borrowers and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby waive the Existing Defaults. The foregoing waiver is expressly limited to the matters stated herein.

2.       AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

       2.01. Section 1 of the Credit Agreement shall be and hereby is amended by adding the following new Sections 1.9 immediately at the end thereof:

                  "Section 1.9. Security. No later than October 15, 2002 (the "Collateral Deadline") and subject to the other terms of this Section 1.9, the Obligations shall be secured by valid, perfected, and enforceable Liens on all right, title, and interest of the Borrowers and each other Guarantor in all personal property (including, without limitation, accounts, instruments, documents, chattel paper, general intangibles, patents, trademarks, tradenames, copyrights, investment property, inventory, equipment, fixtures, deposit accounts, and commercial tort claims), whether now owned or hereafter acquired or arising, and all proceeds thereof. The Borrowers and the other Guarantors acknowledge and agree that such Liens on the Collateral shall be valid and perfected first priority Liens, subject only to the Liens permitted by
                  Section 7.12 hereof, securing on a ratable basis (pursuant to the Intercreditor Agreement) the Obligations, the Senior Notes and the Hedging Liability, in each case pursuant to one or more Collateral Documents in form and substance satisfactory to the Agent and the Required Lenders. Notwithstanding anything in this Agreement to the contrary: (i) Liens shall not be granted on Property of any Foreign Subsidiary (or on any equity interest in any Foreign Subsidiary in excess of 65% of the equity thereof); (ii) Liens shall not be granted on real property; (iii) Liens shall not be perfected on vehicles subject to certificate of title laws; (iv) and notwithstanding anything contained in any other Loan Document or in the Senior Note Agreements or the Senior Notes and except to the extent otherwise permitted by Sections 9-406, 9-407 or 9-408 of the UCC, in no event shall the Collateral include, and the Borrowers and the Guarantors shall not be deemed to have granted a security interest in, any asset to the extent that such a grant would, under the provisions of any existing contract or agreement enforceable under applicable law and pertaining to such asset or otherwise, result in a mandatory prepayment under, breach or termination of the provisions of, or constitute a default under or termination of, any such contract or agreement, provided, that if and when such provisions are removed, terminated or otherwise become unenforceable as a matter of law, the Collateral shall be deemed to include such assets and the Borrowers and the Guarantors shall be deemed to have granted a security interest therein; and (v) if, by no later than 5:00 p.m. on the Collateral Deadline, the Borrowers shall have provided to the Lenders a signed commitment of a lender to provide financing in an amount sufficient to repay in full the Obligations on or before October 31, 2002 and containing such other terms and conditions as shall be reasonably acceptable to the Agent and the Required Lenders, then the Liens of the Collateral Documents shall not be perfected until November 1, 2002."

       2.02. Section 4.1 of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical order:

                  ""Collateral" means all properties, rights, interests, and privileges from time to time subject to the Liens granted to the collateral agent (as defined in the Intercreditor Agreement), or any security trustee therefor, by the Collateral Documents.

                  "Collateral Documents" means all mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations, the Senior Notes, the Hedging Liability, or any part thereof.

                  "Intercreditor Agreement" shall mean an intercreditor and collateral agency agreement (in form and substance satisfactory to the Agent and the Required Lenders) to be entered into by the Lenders and the Senior Noteholders providing for the Liens described in Section 1.9 hereof on the Collateral to secure the Obligations, the Senior Notes and the Hedging Liability on a pari passu basis and appointing Harris Trust and Savings Bank as a collateral agent to hold such Liens.

                  "Senior Notes" shall mean the indebtedness of the Public Hub Company and Hub Chicago to BayState Health System, Inc., C.M. Life Insurance Company, Massachusetts Mutual Life Insurance Company, Investors Partner Life Insurance Company, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, Mellon Bank, N.A. (solely in its capacity as Trustee for the Bell Atlantic Master Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity), ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and United of Omaha Life Insurance Company (collectively, together with their successors and assigns, the "Senior Noteholders") in the aggregate original principal amount of $50,000,000 as evidenced by the 8.64% Senior Notes Due June 25, 2009, issued and sold by the Public Hub Company and Hub Chicago to the Senior Noteholders pursuant to separate and several Note Purchase Agreements each dated as of June 15, 1999, as the same may be amended, supplemented or otherwise modified from time to time (the "Senior Note Agreements").

                  "UCC" shall mean the Uniform Commercial Code of the State of Illinois as in effect from time to time."

       2.03. Sections 7.8, 7.9 and 7.10 of the Credit Agreement shall be amended and as so amended shall be restated in their entirety to read, respectively, as follows:

                           "Section 7.8.  Fixed  Charge Coverage Ratio.  The
                  Hub Group shall not, as of the close of each fiscal quarter of the Public Hub Company specified below, permit the Fixed Charge Coverage Ratio as of such date to be less than:


                                                 FIXED CHARGE
         AS OF THE FISCAL                     COVERAGE RATIO SHALL
         QUARTER ENDING ON:                      NOT BE LESS THAN:

              9/30/02                              0.90 to 1
             12/31/02                              0.875 to 1
              3/31/03                              1.20 to 1
         6/30/03 and at all times                  1.25 to 1
             thereafter

                  Notwithstanding anything contained in this Agreement to the contrary, for purposes of computing the Hub Group's compliance with this Section, the Hub Group's adjustment of earnings for the 2001 fiscal year (which was an aggregate EBITDAM adjustment of $1,800,000 for such year) shall be treated as if such adjustment had occurred evenly in each fiscal quarter of such year (i.e. $450,000 per fiscal quarter).

                           Section 7.9. Minimum EBITDAM. The Hub Group
                  shall, as of the close of each fiscal quarter of the Public Hub Company specified below, maintain EBITDAM for the four fiscal quarters of the Public Hub Company then ended of not less than:

         AS OF THE FISCAL                    EBITDAM SHALL NOT BE
         QUARTER ENDING ON:                        LESS THAN:

              9/30/02                             $24,000,000
             12/31/02                             $21,500,000
              3/31/03                             $38,000,000
          6/30/03 and at all times                $40,000,000
            thereafter

                  Notwithstanding anything contained in this Agreement to the contrary, for purposes of computing the Hub Group's compliance with this Section, the Hub Group's adjustment of earnings for the 2001 fiscal year (which was an aggregate EBITDAM adjustment of $1,800,000 for such year) shall be treated as if such adjustment had occurred evenly in each fiscal quarter of such year (i.e. $450,000 per fiscal quarter).

                           Section 7.10. Cash Flow Leverage Ratio. The Hub Group shall not, as of the close of each fiscal quarter of the Public Hub Company specified below, permit the Cash Flow Leverage Ratio as of such date to be more than:

                                           CASH FLOW LEVERAGE
         AS OF THE FISCAL                   RATIO SHALL NOT BE
         QUARTER ENDING ON:                     MORE THA

             9/30/02                           4.75 to 1
            12/31/02                           5.25 to 1
             3/31/03                           2.75 to 1
     6/30/03 and at all times                   2.50 to 1
           thereafter

                  Notwithstanding anything contained in this Agreement to the contrary, for purposes of computing the Hub Group's compliance with this Section, the Hub Group's adjustment of earnings for the 2001 fiscal year (which was an aggregate EBITDAM adjustment of $1,800,000 for such year) shall be treated as if such adjustment had occurred evenly in each fiscal quarter of such year (i.e.
                  $450,000 per fiscal quarter)."

       2.04. Section 7.12 of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

                  "Notwithstanding anything in this Section to the contrary, this Section shall neither apply to nor operate to prevent Liens in favor of the collateral agent (as defined in the Intercreditor Agreement) granted under the Collateral Documents to secure the Obligations, the Senior Notes and the Hedging Liability on a pari passu basis pursuant to the Intercreditor Agreement."

3.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

       3.01. The Borrowers, the Guarantors and the Required Lenders shall have executed and delivered this Amendment.

       3.02. The Senior Note Offering shall have been modified by written instrument (the "Senior Note Amendment") in form and substance reasonably satisfactory to the Agent to effect a waiver and modification of the terms and conditions thereof such that the same are no more burdensome on the Borrowers than the corresponding provisions of the Credit Agreement after giving effect to the modifications contemplated by this Amendment.

       3.03. The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders which have executed and delivered to counsel for the Agent a counterpart of this Amendment no later than 5:00 p.m. (Chicago time) on August 13, 2002, an amendment fee in an amount equal to 0.10% of such executing Lenders' Revolving Credit Commitments and outstanding Term Loans (the "Amendment Fee"), such Amendment Fee to be fully earned and due and payable to such executing Lenders upon such Lenders' execution of this Amendment.

       3.04. Legal matters incident to the execution and delivery of this Amendment and the Senior Note Amendment shall be reasonably satisfactory to the Agent and its counsel.

         Upon the satisfaction of the foregoing conditions precedent, the Lenders also consent to the acquisition by Hub City Terminals, Inc. of the equity interests in Hub Group Distribution Services, an Illinois limited partnership, which are not currently owned by Hub City Terminals, Inc. for cash consideration of approximately $4,000,000.

4.       CONDITIONS SUBSEQUENT.

         The Borrowers shall cooperate with the Agent and the Lenders to the extent reasonably necessary to enable such parties to revise the financial covenants of the Credit Agreement with respect to the fiscal periods after January 1, 2003 by no later than the Collateral Deadline, and shall deliver to the Agent and the Lenders, as soon as possible, but in any event no later than the Collateral Deadline: (i) quarterly financial projections for the Borrowers' 2003 fiscal year, (ii) details with respect to cost reduction initiatives being undertaken by the Borrowers along with a timeline for the implementation of such initiatives and (iii) details with respect to revenue generation initiatives which support the Borrowers' 2003 financial projections. No later than November 1, 2002, the Borrowers and the Lenders shall have closed an amendment to the Credit Agreement which provides for such revisions to the financial covenants and contains such other provisions as the Lenders may require, including, without limitation, changes to the Applicable Margins and an amendment fee in an amount equal to 0.15% of the Lenders' Revolving Credit Commitments and outstanding Term Loans. Failure to close such an amendment to the Credit Agreement by November 1, 2002 shall constitute an Event of Default unless such deadline is otherwise extended by the Required Lenders.

5.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and remain true and correct in all material respects (except to the extent the same expressly relate to an earlier date and except that for purposes of this paragraph the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Public Hub Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

6.       MISCELLANEOUS.

       6.01. Each Borrower and each Guarantor acknowledges and agrees that, except as modified by this Amendment, all of the Loan Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Obligations as modified hereby. Each Borrower and each Guarantor further acknowledges and agrees that all references in such Loan Documents to the Obligations shall be deemed a reference to the Obligations as so modified. Each Borrower and each Guarantor further agrees to execute and deliver any and all instruments or documents as may be reasonably required by the Agent or the Required Lenders to confirm any of the foregoing.

       6.02. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as specifically amended hereby.

       6.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

       6.04. The Borrowers agree to pay, jointly and severally, all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, the Collateral Documents, the Intercreditor Agreement and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.



               [Remainder of Page Intentionally Left Blank.]

         Dated as of August 13, 2002.


                                         HUB GROUP, INC., a Borrower
                                         HUB CITY TERMINALS, INC., a Borrower


                                         By /s/ David P. Yeager
                                            David P. Yeager
                                            Chief Executive Officer for each of
                                            the above Companies

         Accepted and agreed to as of the date and year last above written.

                                            HARRIS TRUST AND SAVINGS BANK


                                            By  /s/ Scott M. Ferris
                                               Name: /s/ Scott M. Ferris
                                               Title: Managing Director


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By
                                               Name:____________________________
                                               Title:___________________________


                                            FIRSTAR BANK, N.A.


                                            By
                                                Name:___________________________
                                                Title:__________________________


                                            LASALLE BANK NATIONAL ASSOCIATION


                                            By  /s/ Mark Mital
                                                Name: Mark Mital
                                                Title: Vice President


                                            NATIONAL CITY BANK


                                            By  /s/ Matthew R. Klinger
                                                Name: Matthew R. Klinger
                                                Title: Vice President

                            GUARANTORS' CONSENT

         The undersigned heretofore executed and delivered to the Lenders the Guaranty Agreement. The undersigned hereby consent to the Amendment to the Credit Agreement as set forth above and confirm that the Guaranty Agreement and all of the obligations of the undersigned thereunder remain in full force and effect. The undersigned further agree that their consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty Agreement.

                                            HUB CHICAGO HOLDINGS, INC., a
                                            Guarantor


                                            By /s/ David P. Yeager
                                               David P. Yeager
                                               Chief Executive Officer



                                            HLX COMPANY, L.L.C., a Guarantor


                                            By /s/ David P. Yeager
                                               David P. Yeager
                                               Vice Chairman and Chief
                                               Executive Officer



                                        QSSC, INC.
                                        QUALITY SERVICES, L.L.C.,
                                        QUALITY SERVICES OF KANSAS, L.L.C.
                                        QUALITY SERVICES OF NEW JERSEY, L.L.C.
                                        Q.S. OF ILLINOIS, L.L.C.
                                        Q.S. OF GEORGIA, L.L.C.


                                            By /s/ David P. Yeager
                                               David P. Yeager
                                               Chief Executive Officer for each
                                               of the  above Guarantors

                                            HUB GROUP ALABAMA, LLC
                                            HUB GROUP ATLANTA, LLC
                                            HUB GROUP BOSTON, LLC
                                            HUB GROUP CANADA, L.P.
                                            HUB GROUP CLEVELAND, LLC
                                            HUB GROUP DETROIT, LLC
                                            HUB GROUP FLORIDA, LLC
                                            HUB GROUP GOLDEN GATE, LLC
                                            HUB GROUP INDIANAPOLIS, LLC
                                            HUB GROUP KANSAS CITY, LLC
                                            HUB GROUP LOS ANGELES, LLC
                                            HUB GROUP MID ATLANTIC, LLC
                                            HUB GROUP NEW ORLEANS, LLC
                                            HUB GROUP NEW YORK STATE, LLC
                                            HUB GROUP NEW YORK-NEW JERSEY, LLC
                                            HUB GROUP NORTH CENTRAL, LLC
                                            HUB GROUP OHIO, LLC
                                            HUB GROUP PHILADELPHIA, LLC
                                            HUB GROUP PITTSBURGH, LLC
                                            HUB GROUP PORTLAND, LLC
                                            HUB GROUP ST. LOUIS, LLC
                                            HUB GROUP TENNESSEE, LLC
                                            HUB CITY TEXAS, L.P.
                                            HUB GROUP TRANSPORT, LLC
                                            HUB GROUP ASSOCIATES, INC.
                                            HUB FREIGHT SERVICES, INC.


                                           By  /s/ David P. Yeager
                                               David P. Yeager
                                               Chief Executive Officer for each
                                               of the above Guarantors


                                         -2-